Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of April 30, 2018

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,238,179 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$564,787,831
Aggregate Outstanding Principal Balance – Treasury Bill	$76,422,150
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.53%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$488,365,682
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.47%
Number of Borrowers	17,663
Average Outstanding Principal Balance Per Borrower	$31,976
Number of Loans	30,803
Average Outstanding Principal Balance Per Loan – Treasury Bill	$31,321
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,218
Weighted Average Remaining Term to Scheduled Maturity	174 months
Weighted Average Annual Interest Rate	6.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	540	6,438,410	1.1
3.51% to 4.00%	1,135	20,877,748	3.7
4.01% to 4.50%	5,745	70,956,290	12.6
4.51% to 5.00%	8,685	128,815,288	22.8
5.01% to 5.50%	1,528	28,346,895	5.0
5.51% to 6.00%	1,362	24,304,765	4.3
6.01% to 6.50%	2,281	41,408,308	7.3
6.51% to 7.00%	3,719	74,974,318	13.3
7.01% to 7.50%	932	20,168,338	3.6
7.51% to 8.00%	1,895	51,319,219	9.1
8.01% to 8.50%	2,200	64,136,603	11.4
Equal to or greater than 8.51%	781	33,041,649	5.9

Total	30,803	$564,787,831	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,429	$6,671,186	1.2%
$ 5,000.00-$ 9,999.99	3,156	23,090,743	4.1
$10,000.00-$14,999.99	1,864	23,056,441	4.1
$15,000.00-$19,999.99	1,691	29,465,761	5.2
$20,000.00-$24,999.99	1,378	30,834,715	5.5
$25,000.00-$29,999.99	1,088	29,852,367	5.3
$30,000.00-$34,999.99	857	27,720,025	4.9
$35,000.00-$39,999.99	745	27,860,703	4.9
$40,000.00-$44,999.99	648	27,490,056	4.9
$45,000.00-$49,999.99	532	25,198,447	4.5
$50,000.00-$54,999.99	418	21,949,542	3.9
$55,000.00-$59,999.99	387	22,172,081	3.9
$60,000.00-$64,999.99	281	17,535,400	3.1
$65,000.00-$69,999.99	232	15,651,805	2.8
$70,000.00-$74,999.99	226	16,398,574	2.9
$75,000.00-$79,999.99	192	14,863,472	2.6
$80,000.00-$84,999.99	171	14,092,227	2.5
$85,000.00-$89,999.99	153	13,353,910	2.4
$90,000.00-$94,999.99	126	11,654,027	2.1
$95,000.00-$99,999.99	111	10,817,470	1.9
$100,000.00 and above	978	155,058,876	27.5

Total	17,663	$564,787,831	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	29,415	$520,015,556	92.1%
31-60 days	396	10,126,440	1.8
61-90 days	223	6,643,565	1.2
91-120 days	178	5,965,456	1.1
121-150 days	190	7,784,563	1.4
151-180 days	82	2,614,783	0.5
181-210 days	82	2,943,081	0.5
Greater than 210 days	237	8,694,387	1.5

Total	30,803	$564,787,831	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	92	$26,772	*
4 to 12	430	350,552	0.1%
13 to 24	856	1,624,094	0.3
25 to 36	867	3,308,730	0.6
37 to 48	1,382	6,483,788	1.1
49 to 60	4,467	19,678,869	3.5
61 to 72	1,610	10,910,069	1.9
73 to 84	1,335	12,442,783	2.2
85 to 96	1,132	12,401,123	2.2
97 to 108	1,263	15,944,055	2.8
109 to 120	3,321	38,966,611	6.9
121 to 132	2,255	45,792,717	8.1
133 to 144	1,614	37,550,095	6.6
145 to 156	1,257	32,881,404	5.8
157 to 168	1,163	32,087,357	5.7
169 to 180	2,860	70,262,356	12.4
181 to 192	1,069	33,429,012	5.9
193 to 204	795	28,206,495	5.0
205 to 216	619	23,028,186	4.1
217 to 228	481	20,420,785	3.6
229 to 240	554	25,430,997	4.5
241 to 252	317	15,647,905	2.8
253 to 264	248	13,182,486	2.3
265 to 276	159	9,035,349	1.6
277 to 288	142	8,924,388	1.6
289 to 300	149	11,408,033	2.0
301 to 312	171	15,559,966	2.8
313 to 324	51	4,421,935	0.8
325 to 336	30	2,686,008	0.5
337 to 348	27	3,337,518	0.6
349 to 360	59	6,604,165	1.2
361 and above	28	2,753,228	0.5

Total	30,803	$564,787,831	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	904	$21,486,853	3.8%
Forbearance	1,583	48,771,766	8.6
Repayment
First year in repayment	261	14,931,913	2.6
Second year in repayment	255	11,578,635	2.1
Third year in repayment	292	13,750,456	2.4
More than 3 years in repayment	27,508	454,268,209	80.4

Total	30,803	$564,787,831	100%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 127.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.0	-	203.5
Forbearance	-	3.2	204.3
Repayment	-	-	168.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $21,486,853 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $16,617,871 or approximately 77.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	213	$4,462,222	0.8%
Alaska	43	606,770	0.1
Arizona	627	12,587,301	2.2
Arkansas	165	2,986,041	0.5
California	3,482	67,103,001	11.9
Colorado	505	7,399,217	1.3
Connecticut	487	7,435,675	1.3
Delaware	88	1,594,508	0.3
District of Columbia	119	2,675,031	0.5
Florida	1,789	39,891,600	7.1
Georgia	1,139	26,629,329	4.7
Hawaii	68	1,300,480	0.2
Idaho	90	1,761,012	0.3
Illinois	1,420	22,723,115	4.0
Indiana	430	5,718,156	1.0
Iowa	200	3,465,849	0.6
Kansas	503	8,445,112	1.5
Kentucky	197	3,785,944	0.7
Louisiana	846	16,083,924	2.8
Maine	100	2,078,099	0.4
Maryland	898	18,387,516	3.3
Massachusetts	1,009	13,517,769	2.4
Michigan	755	15,476,421	2.7
Minnesota	539	9,537,747	1.7
Mississippi	269	5,126,854	0.9
Missouri	701	12,773,712	2.3
Montana	50	958,259	0.2
Nebraska	52	1,002,365	0.2
Nevada	216	4,669,959	0.8
New Hampshire	122	1,919,986	0.3
New Jersey	805	14,874,921	2.6
New Mexico	130	3,046,996	0.5
New York	2,229	39,200,260	6.9
North Carolina	779	13,488,518	2.4
North Dakota	16	319,448	0.1
Ohio	141	2,330,133	0.4
Oklahoma	771	13,814,383	2.4
Oregon	605	10,541,734	1.9
Pennsylvania	1,026	18,945,749	3.4
Rhode Island	94	1,811,057	0.3
South Carolina	360	7,514,097	1.3
South Dakota	32	368,001	0.1
Tennessee	512	10,562,942	1.9
Texas	3,128	54,466,932	9.6
Utah	117	1,969,138	0.3
Vermont	50	770,430	0.1
Virginia	993	16,186,297	2.9
Washington	1,057	17,122,389	3.0
West Virginia	127	2,056,930	0.4
Wisconsin	400	7,859,273	1.4
Wyoming	26	241,493	*
Other	283	5,193,737	0.9

Total	30,803	$564,787,831	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,745	$222,322,797	39.4%
Other Repayment Options(1)	12,155	234,282,242	41.5
Income-driven Repayment(2)	2,903	108,182,792	19.2

Total	30,803	$564,787,831	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 368 loans with an aggregate outstanding principal balance of $16,726,244 currently in an interest-only period.  These interest-only loans represent approximately 3.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	15,243	$243,960,545	43.2%
Unsubsidized	15,560	320,827,287	56.8

Total	30,803	$564,787,831	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	71	$2,250,212	0.4%
October 1, 1993 through June 30, 2006	30,732	562,537,620	99.6
July 1, 2006 and later	0	0	0.0

Total	30,803	$564,787,831	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,649	$20,790,003	3.7%
College Assist	12	233,013	*
Educational Credit Management Corporation	977	18,868,427	3.3
Great Lakes Higher Education Corporation	511	11,865,675	2.1
Illinois Student Assistance Comm	1,330	19,292,516	3.4
Kentucky Higher Educ. Asst. Auth.	110	2,294,480	0.4
Louisiana Office Of Student Financial Asst	331	4,101,520	0.7
Michigan Guaranty Agency	540	8,979,432	1.6
New Jersey Higher Ed Student Assistance Authority	696	9,580,003	1.7
New York State Higher Ed Services Corp	3,029	48,657,212	8.6
Northwest Education Loan Association	3,135	47,098,045	8.3
Oklahoma Guaranteed Stud Loan Prog	793	12,603,699	2.2
Pennsylvania Higher Education Assistance Agency	2,552	43,731,156	7.7
Texas Guaranteed Student Loan Corp	2,708	47,929,077	8.5
United Student Aid Funds, Inc.	12,430	268,763,573	47.6
Total	30,803	$564,787,831	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	0.354%	0.313%	0.277%	0.251%	0.308%

USA Funds’ “recovery rate”, which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year.  For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	31.82%	30.55%	32.01%	34.93%	29.94%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	4.73%	4.74%	4.73%	4.71%	0.94%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year.  For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2012	2013	2014	2015	2016
United Student Aid Funds, Inc.	1.58%	1.41%	1.48%	0.60%	1.58%